UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2017

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer

On June 27, 2017, Kohl’s Corporation (the “Company”) issued a press release reporting the appointment of Bruce H. Besanko as Chief Financial Officer.  In addition to holding the management responsibilities as described in the press release, Mr. Besanko will serve as the Company’s principal financial and accounting officer when he joins the Company on July 10, 2017.  Effective as of that date, Mr. Besanko will replace Kevin Mansell who has been serving on an interim basis in these roles since May 10, 2017.  Mr. Mansell will continue to serve as the Company’s Chairman of the Board, President and Chief Executive Officer.

Mr. Besanko, age 58, has more than 21 years of financial leadership experience in retail, most recently at SUPERVALU and OfficeMax.  Mr. Besanko spent four years with SUPERVALU, Inc. as Executive Vice President, Chief Operating Officer and Chief Financial Officer since October 2015 and Executive Vice President and Chief Financial Officer from August 2013 to October 2015.  Mr. Besanko served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer for OfficeMax, Inc. from 2008 to August 2013.  In addition to his business experience, Mr. Besanko served 26 years in the U.S. Air Force where he rose to the rank of Lieutenant Colonel.

Since January 31, 2016, there have been no transactions, and there are no currently proposed transactions, to which the Company was or is a participant and in which Mr. Mr. Besanko had or is to have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The Company’s press release announcing the hiring of Mr. Besanko is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated June 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 27, 2017

KOHL’S CORPORATION

By:

/s/ Jason J. Kelroy

Jason J. Kelroy

Executive Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 27, 2017